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2 Disclaimer Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about our future results of operations and financial position, our operational performance, our anticipated growth and business strategy, our future capital expenditures and debt service obligations, the projected costs, prospects and plans and objectives of management for future operations, including regarding expected growth and demand for our batteries and energy storage solutions and introduction of new batteries and energy storage solutions, the adoption of such offerings by customers, our expectations relating to backlog, pipeline and contracted backlog, current expectations relating to legal proceedings and anticipated impacts and benefits from the Inflation Reduction Act of 2022 as well as any other proposed or recently enacted legislation. In some cases, you may also identify forward-looking statements by words such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “plan,” “project,” “predict,” “outlook” “should,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Such forward-looking statements are based upon the current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. Actual results, performance or achievements may differ materially, and potentially adversely, from any forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as forward-looking statements are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof except as may be required under applicable securities laws. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Microvast’s annual, quarterly and other filings with the U.S. Securities and Exchange Commission identify, address and discuss these and other factors in the section entitled “Risk Factors.” Non-GAAP Financial Measures This presentation contains EBITDA, adjusted EBITDA, and adjusted net profit/loss, which are non-GAAP financial measures. EBITDA is defined as net profit/(loss) excluding depreciation and amortization, interest expense, interest income, and income tax expense or benefit. Non-GAAP adjusted EBITDA is defined as net profit/loss excluding depreciation and amortization, non-cash settled share-based compensation (“SBC”) expense, interest expense, interest income, changes in fair value of our warrant and convertible loan and income tax expense or benefit. Adjusted net profit/loss is GAAP net profit/loss as adjusted for non-cash stock-based compensation expense and changes to the valuation of warrant liabilities and convertible loan. In addition to Microvast's results determined in accordance with GAAP, Microvast's management uses these non-GAAP financial metrics to evaluate the company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Microvast's operating performance. We believe that the use of these non-GAAP metrics provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, non-recurring items, capital expenditures, and non-cash expenses. In addition, our presentation of EBITDA, adjusted EBITDA, and adjusted net profit/loss should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of non-GAAP financial metrics may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion. Because of these limitations, these non-GAAP financial metrics should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial metrics on a supplemental basis. Investors should review the reconciliations in this presentation and not rely on any single financial measure to evaluate our business.

3 Click to edit text Microvast Snapshot 19 Years of Innovation in Electrification We strive to be a trusted global leader in sustainable energy technologies and solutions. We aspire to be the company with continued groundbreaking battery innovation across the technology stack. We aim to become a steward of electric mobility and the shift towards a cleaner, greener, and more resilient planet. § 890+ Global Patents* Covering Our Technology § NASDAQ: MVST (Founded in 2006 in TX) § Electrifying Products Worldwide Upcoming Launches of New Products 37Ah – Fast Charging, High Power § Ultra-fast charging and high-power performance combined with a long cycle life for rail and tram systems, AGVs, and high-torque robotics in environments where power must be delivered & recharged rapidly for 24/7 operations. 55Ah – Where Power & Energy Converge § Purpose-built for segments where range and longevity are paramount, from city buses to heavy-duty trucks. § Delivering both the power and the energy density required to keep these fleets running longer. *Patents granted or pending; held by Company and our subsidiaries as of 3/16/2025.

4 Microvast FY2025 Overview Realizing Results FY Revenue FY Gross Profit & Gross Margin § Revenue Growth – more than doubled since 2022, showing rising market demand for our innovative technologies. § Gross Profit Trend – gross profit improvement of ~13x since 2022, showing maturity within our industry. § Adjusted EBITDA – improving operational profitability while growing business and manufacturing capacity. Revenue $427.5M +12.6% Y/Y Gross Margin 28.6% Sustainable Performance Adj. EBITDA $44.7M Operational Execution FY Adjusted EBITDA GAAP Net Loss $29.2M +$166M Y/Y $204.5 $306.6 $379.8 $427.5 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 M IL LI O N S U SD $(56.7) $(19.6) $(44.8) $44.7 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 M IL LI O N S U SD $9.1 $57.2 $119.6 $122.1 $154.6 4. 4% 18 .7% 31 .5% 28 .6% 36 .2% 0% 20% 40% 60% 80% 100% $0 $50 $100 $150 $200 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 G RO SS M A RG IN % M IL LI O N S U SD

5 Phase 3.2 Update Capacity Expansion Expanding our Huzhou facility with Phase 3.2 will allow us to deliver more products to more customers: ü Clean rooms are completed and in use. ü Utility equipment installation completed and in operation. ü HpCO-55Ah trial production has begun on electrode section, assembly, and formation; no-load running tests have started. Ø Expected to provide up to an additional 2GWh of capacity annually. Ø Anticipated capability of producing both current and upcoming advanced cells such as HpCO-53.5Ah/HpCO-55Ah/HnCO-120Ah.

6 High Energy Applications: High-Power Applications: 2026 Upcoming Launches of New Products HpCO-55Ah: High Power, Meet High Energy HpTO-37Ah: High Power, Ultra Fast Charging Optimized for Low Total Cost of Ownership & Maximum Vehicle Uptime § Bus § Mining Truck § Maritime § Taxi § PHEV § LCV § Heavy duty truck § Rail & Tram § AGVs / AMRs § Forklift § Mining Truck § High-torque Robotics § Heavy Duty Truck

All-Solid-State Battery: Scaling Milestones

Pioneering High-Voltage Bipolar Integration

48-Volt Monolithic Stack (12-Layer Update, 200 cycles)

- 99.97% Coulombic efficiency at 1C, indicating minimal energy loss and durability.
- Successfully scaled architecture from 5 to 12 layers in a single, integrated stack.
- The fully solid-state design eliminates liquid electrolytes, preventing degradation under high-voltage stress and improving safety.

72-Volt Monolithic Stack (New Voltage Milestone, 100 cycles)

- Our highest voltage density to date, achieved through a proprietary, internally series-connected bipolar architecture.
- SEM-EDS analysis confirms uniform layer construction, essential for long-term power stability.
- Designed for direct integration into next-generation robotics and high-power systems, reducing weight and system complexity by eliminating external wiring.


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Figure 2: *Voltage–capacity profile of a 72V monolithic solid-state stack*


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Figure 1: *Voltage retention behavior of 48V monolithic solid-state stack over repeated cycling.*



Figure 3: *SEM-EDS cross-section confirming uniform layer construction.*

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2 0 2 5 F I N A N C I A L S

9 2025 P&L ($ in thousands) GAAP Income Statement Twelve-Months Ended Dec. 31 2025 2024 Revenue 427,516 379,801 Cost of revenues (272,899) (260,249) ESS impairment (32,507) - Gross Profit 122,110 119,552 Gross Margin 28.6% 31.5% General and administrative expenses (57,821) (81,486) Research and development expenses (34,109) (41,065) Selling and marketing expenses (22,197) (22,576) Impairment loss of long-lived assets (4,142) (93,173) Operating expense (118,269) (238,300) Subsidy Income 3,142 2,658 Profit/(loss) from operations 6,983 (116,090) Change in fair value of warrants and convertible loan (39,121) (79,960) Others (2,405) 593 Net profit/(loss) before income tax (34,543) (195,457) Benefit from income taxes 5,325 - Net profit/(loss) (29,218) (195,457) 2025 Revenue vs. 2024 § Revenue rose 12.6% year-over-year (“Y/Y”), driven by a ~266MWh increase in sales volume. § GAAP gross margin of 28.6% compared to 31.5% in 2024. This change was primarily attributable to a $32.5 million inventory impairment charge related to specialized ESS components, which negatively impacted our gross margin by 7.6 percentage points. 2025 Operating Expenses vs. 2024 § G&A: Decrease Y/Y primarily due to favorable FX and a reduction in non-cash settled share-based compensation (“SBC”). § R&D: Decrease primarily due to reduction in non-cash SBC and personnel costs Y/Y. § S&M: Remained relatively flat Y/Y. 2025 Performance § Adjusted net profit of $13.0M for the twelve-month period. § Adjusted EBITDA of $44.7M for the twelve-month period.

10 2025 Revenue by Region ($ in thousands) Revenue by region Twelve-Months Ended Dec. 31 2025 2024 Y/Y % APAC 176,267 177,696 -1% EMEA 211,944 187,718 13% USA 39,305 14,387 173% Total 427,516 379,801 13% Twelve-Months Ended Dec. 31 Revenue vs. Prior Year Period US Grew 173% year-over-year, from $14.4 million in 2024 to $39.3 million in 2025, contributing to 9% of our total revenue mix. This growth was primarily driven by customers bringing forward deliveries due to uncertainty on tariff outcomes. EMEA Our strongest market, with a 13% year-over-year revenue increase, growing to $211.9 million in 2025 compared to $187.7 million in 2024. APAC Revenue declined slightly from $177.7 million in 2024 to $176.3 million in 2025, a 1% year-over-year decrease, growth in deliveries was primarily offset by regulatory shifts in South Korea. APAC, 42% EMEA, 49% USA, 9% 2025 APAC, 46% EMEA, 50% USA, 4% 2024

11 Cash Flow Statement ($ in thousands) Operating Cash Flow § Net loss for the year was primarily offset by a $27.1M decrease in inventory, non-cash adjustments of $33.1M in D&A, $38.3M in impairment, disposal, and write downs, and $39.1M from changes in fair value of warrant liability and convertible loan. § Decreased by a $54.6M increase in net receivables and an $11.1M decrease in net liabilities and accrued expenses. Investing Activities § Net outflow of $16M, due to net PP&E primarily related to our Huzhou Phase 3.2 expansion. Financing Activities § $2.7M net outflow, including sales proceeds, re-financing, and repayments. Foreign Exchange Impact § $2.5M positive impact from exchange rate changes, reflecting global business and international exposure. Cash Position § Ended the period with $169.2M in cash (including restricted cash), a $59.6M increase, showing improved financial stability despite ongoing investments and growth. Condensed & Consolidated Cashflow Twelve-Months Ended Dec. 31 2025 GAAP net profit/(loss) (29,218) Operating activities: Impairment, disposal, write downs 38,278 Changes in fair value of warrant liability and convertible loan 39,121 Other operating activities 30,106 D&A 33,131 Non-cash settled share-based compensation 3,072 Net receivables (54,602) Inventory 27,089 Net liabilities & expenses (11,069) Net cash from operating activities 75,908 Investing activities: Net PP&E (16,045) Net cash from investing activities (16,045) Financing activities: Net proceeds 113,649 Net repayments (116,332) Net cash from financing activities (2,683) Exchange rate changes 2,457 Increase (decrease) in cash, cash equivalents and restricted cash 59,637 Cash, cash equivalents and restricted cash at beginning of the period 109,601 Cash, cash equivalents and restricted cash at end of the period 169,238

O U T L O O K

13 SOP Phase 3.2 ramp up in Huzhou, followed by serial production. Expect R&D progress on additional new product launches. Anticipate 2026 localization of pack operations in Clarksville, TN. Develop New high margin market opportunities while prioritizing commercialization and sales of our next generation products. Expand market segments, operational efficiency, and manufacturing capacity. Maintain margin profile to achieve improved liquidity and profitability. 2026 Outlook Our Strategic Focus Accelerate the Path to Profitability Prioritize a disciplined transition to a cashflow-positive state by optimizing our R&D-to-production cycles and operational execution. Scale with Margin Integrity As we expand our global manufacturing footprint to meet market demand, our primary objective is to maintain our industry-leading gross margin profile through manufacturing excellence. Drive High-Value Market Capture Accelerate revenue growth by deploying our latest innovations into high-barrier segments where we have competitive advantages. The Path Forward: We intend to achieve these goals through relentless technical innovation, capturing new high-growth markets, and strategically expanding our global capacity.

A P P E N D I X

15 Non-GAAP Reconciliations ($ in thousands) Three-Months Ended Dec. 31 Twelve-Months Ended Dec. 31 2025 2024 2025 2024 Revenues 96,399 113,387 427,516 379,801 Cost of revenues (66,442) (71,867) (272,899) (260,249) Energy storage system impairment (28,998) - (32,507) - Gross profit (GAAP) 959 41,520 122,110 119,552 Gross margin 1.0% 36.6% 28.6% 31.5% Non-cash settled share-based compensation (included in cost of revenues) 32 89 216 3,479 Adjusted gross profit (non-GAAP) 991 41,609 122,326 123,031 Adjusted gross margin (non-GAAP) 1.0% 36.7% 28.6% 32.4% Three-Months Ended Dec. 31 Twelve-Months Ended Dec. 31 2025 2024 2025 2024 General and administrative expenses (23,708) (22,340) (57,821) (81,486) Research and development expenses (10,385) (8,774) (34,109) (41,065) Selling and marketing expenses (5,968) (6,996) (22,197) (22,576) Impairment loss of long-lived assets (2,742) (5,134) (4,142) (93,173) Operating expenses (GAAP) (42,803) (43,244) (118,269) (238,300) Non-cash settled share-based compensation (included in Operating expenses) 763 462 2,856 27,370 Adjusted operating expenses (non-GAAP) (42,040) (42,782) (115,413) (210,930)

16 Non-GAAP Reconciliations ($ in thousands) Three-Months Ended Dec. 31 Twelve-Months Ended Dec. 31 2025 2024 2025 2024 Net profit/loss (GAAP) 16,539 (82,323) (29,218) (195,457) Changes in fair value of warrant and convertible loan (51,881) 81,200 39,121 79,960 Non-cash settled share-based compensation 795 551 3,072 30,849 Adjusted net profit/loss (non-GAAP) (34,547) (572) 12,975 (84,648) Three-Months Ended Dec. 31 Twelve-Months Ended Dec. 31 2025 2024 2025 2024 Net profit/loss (GAAP) 16,539 (82,323) (29,218) (195,457) Interest expense, net 862 1,404 3,946 8,969 Benefit from income taxes (6,284) - (5,325) - Depreciation and amortization 8,384 7,809 33,131 30,832 EBITDA (non-GAAP) 19,501 (73,110) 2,534 (155,656) Changes in fair value of warrant liability and convertible loan (51,881) 81,200 39,121 79,960 Non-cash settled share-based compensation 795 551 3,072 30,849 Adjusted EBITDA (non-GAAP) (31,585) 8,641 44,727 (44,847)